WESTERN COUNTRY CLUBS, INC.
                        OMNIBUS EQUITY COMPENSATION PLAN



        1. Establishment and Purpose of the Plan. Western Country Clubs, Inc. creates its Omnibus Equity Compensation Plan for the purpose of joining capable and experienced people and entities to the Company's business purposes. The Plan shall fulfill its purpose by compensating them with equity-based awards, whose value is connected to the continued growth and profitability of the Company and whose characteristics of ownership fosters a mutual interest with the Company's shareholders.

        2.  Definitions.

               (a) Affiliate: Any entity in which the Company has a substantial direct or indirect interest, as determined by the Committee.

               (b) Agent: An Employee, person, or entity performing services for or selling goods to the Company or transacting business by or through its names, or an employee of such person or entity.

               (c) Award: A compensation grant related to the Company's equity, including Director Options, Restricted Stock, Options, Stock Appreciation Rights, and any Equity-Based Award.

               (d)  Awardee:  An Agent to whom an Award is made.

               (e)  Board of Directors:  The Board of Directors of the Company.

               (f) Common Stock: The common stock of the Company, par value $.01 a share, or such other class or kind of shares or other securities as may be applicable under Section 11.

               (g) Company: Western Country Clubs, Inc., a Colorado corporation, or any successor to substantially all its business, and any entity owned in whole or in part by it, if the context requires or permits.

               (h)  Committee:  The  Compensation  Committee  of  the  Board  of
Directors, or such other committee designated by the Board of Directors, designated to administer the Plan under Section 4.

               (i) Director  Options:  Non-Qualified  Options  awarded  under
Section 7 of the Plan.

               (j)  Employee:  A  full-time   managerial,   administrative,   or
professional person employed by the Company, including an officer or director who is such an employee.

               (k)  Equity-Based  Award.  An award by the  Committee  under
Section 10 of the Plan.

               (1) Fair Market Value. If the Common Stock is traded on the over-the-counter market, the mean between the highest closing bid and lowest closing asked prices for a share of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System, or if not reported by that system, the mean between the closing bid and asked prices as quoted by a source designated by the Committee; if the Common Stock is listed on a national or regional stock exchange, the closing sales price per share on such exchange; or if the Common Stock is neither traded in the over-the-counter market nor listed on an exchange, the per share value determined in good faith by the Committee. The Committee may in its discretion average the Fair Market Value over a period of time, may utilize a fair market value formula required by Federal tax or securities laws, or may modify this definition in such ways as it deems appropriate and consistent with the purposes of the Plan.

               (m) Incentive Stock Option: Any Option which meets the requirements of an incentive stock option as defined in Section 422A of the U.S. Internal Revenue Code of 1986, as amended, or any statutory provision that may replace such Section, other than an Option which states that it is not an Incentive Stock Option.

               (n) Non-Qualified Option: Any Option which is not an Incentive Stock Option.

               (o) Options: Any option or options granted from time to time under the Plan other than Director Options.


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               (p)  Plan:  Western  Country  Clubs,  Inc.  Omnibus  Equity
Compensation Plan herein set forth, as the same may from time to time be amended.

               (q) Restricted Stock: Common Stock awarded by the Committee under Section 8 of the Plan.

               (r) Stock Appreciation Rights: Rights awarded by the Committee under Section 9 of the Plan.

        3. Eligibility. Any Agent is eligible to receive an Award, provided that a director of the Company who is a member of the Committee or who is not an Employee shall be eligible to receive only Director Options or Restricted Stock as permitted under Sections 7 and 8 of the Plan.

        4.  Plan Administration.

               (a) Administrator: The Plan shall be administered by the Committee.

               (b) Administrative Powers: The Committee shall have full power to interpret and administer the Plan and full authority to act in selecting the Agents or class of Agents to whom Awards will be granted, in determining the type and amount of Award to be granted to each Agent or class of Agent, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with Awardees. The Committee shall have the power to make regulations for carrying out the Plan, and to make changes in such regulations as they from time to time deem proper. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding, and conclusive on the Company, its shareholders, Affiliates, all Agents, their respective legal representatives, successors, and assigns and upon all other persons claiming under or through any of them. As to the selection of and grants of awards to Awardees who are not subject to Sections 16(a) and 16(b) of the Act, the Committee may delegate any or all of its responsibilities to appropriate Employees of the Company.

               (c) Administration Liability: Members of the Board of Directors, members of the Committee, or Employees acting under the Plan shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

        5.  Shares Subject to Grant.

               (a) Subject to adjustment as provided in Section 11, the total number of shares of Common Stock which the Company may grant under the Plan shall be five percent of the total shares outstanding from time to time; provided, however, that no more than one hundred eighty thousand (180,000) shares of Common Stock shall be available for the grant of Incentive Stock Options under the Plan. Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for grants under the Plan. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares (if any). If any shares necessary to an Award are forfeited or the Award otherwise terminates without the issuance of shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan.

        6. Option Rules and Conditions. The grant of Options shall be upon the following rules and conditions:

               (a) Options and Grants: Options shall be evidenced by Option agreements. The agreements shall conform to the requirements of the Plan, and may contain such other provisions (including restrictions upon the exercise of the Option, and provisions for the protection of Options in the event of mergers, consolidations, dissolutions, and liquidations) as the Committee shall deem advisable.

               (b) Option Price: The price at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee in accordance with its rules, or, in their absence, by the Committee's discretion.

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               (c) Terms of Options: The Option agreements shall specify when an
Option may be exercisable and the terms and conditions applicable in the event of the Awardee's termination of employment during the Option's term.

               (d) Incentive Stock Option: Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422A of the Internal Revenue Code of 1986, as amended, or any statutory provision that may replace such Section, and any provisions thereof that cannot be so construed shall be disregarded. In no event may an Awardee be granted Incentive Stock Options which do not comply with such grant and vesting limitations as may be prescribed by Section 422A(b)(7) of the Internal Revenue Code of 1986 as amended, or any successor section or limitation and any implementing regulations.

               (e) Payment of Option Price: The Option price of the shares of Common Stock for which an Option shall be exercised shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in other consideration. An Awardee shall have no rights of a shareholder with respect to any shares of Common Stock subject to an Option unless and until a stock certificate for such shares shall have been issued to him or her.

        7. Director Options Rules and Conditions. Each incumbent director shall receive at the Plan's effective date, and thereafter, each director who is not an incumbent director shall receive upon his election and qualification (subject to paragraph (a) below) Non-Qualified Options to purchase shares of Common Stock equal to three tenths of one percent (0.3%) of the total number of the outstanding shares of Common Stock. The grant is further subject to the following rules and conditions:

               (a) Director Option Grants: Director Options shall be evidenced by a Director Option agreement providing for the grant as of the effective date of the Plan or the date of the director's election and qualification, as the case may be, provided that the Committee (excluding the director, if he or she is a member) may defer the grant for up to six months from such date. The agreements shall conform to the requirements of the Plan and may contain such other provisions (including methods of option exercises and provisions for protection of the Director Options in the event of mergers, consolidations, dissolutions, and liquidations) as the Committee shall deem advisable.

               (b) Director Option Price: The Committee shall determine the exercise price of a Director Option, provided that the exercise price shall be not less than the lowest Fair Market Value of the Common Stock at date of grant.

               (c) Terms of Director Options: The Director Option agreements shall specify when a Director Option may be exercisable and the terms and conditions applicable in the event of the director's termination of service during the Director Option's term.

               (d) Payment of Director Option Price: The price of the shares of Common Stock for which a Director Option shall be exercised shall be paid in full in cash at the time of the exercise or, with the consent of the Committee (excluding the exercising director, if he or she is a member), in whole or in part in other consideration including Common Stock or Restricted Stock valued at Fair Market Value. A director shall have no voting rights with respect to any shares of Common Stock subject to Director Options unless and until a stock certificate for such shares shall have been issued to him or her, but may have such other rights and privileges as the Committee provides in the Director Option Agreement.

               (e) Further Restrictions. The Committee may restrict the Director Option agreements so that the Plan will qualify for exemption from the provisions of Section 16(b) of the Act.

               (f) Exclusivity. The Director Options shall not be the exclusive means by which the Company may compensate its directors.

        8. Restricted Stock Rules and Conditions. The grant of Restricted Stock shall be upon the following rules and conditions:

               (a) Restricted Stock Grants: Restricted Stock shall be evidenced by Restricted Stock agreements. The agreements shall conform to the requirements


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

of the Plan and may contain such other provisions (including provisions for the protection of Restricted Stock in the event of mergers, consolidations, dissolutions, and liquidations, affecting either the agreement or the stock issued thereunder) as the Committee shall deem advisable.

               (b) Issuance of Restricted Stock: Upon determination of the number of shares of Restricted Stock to be granted to an Awardee, the Committee shall direct that a certificate representing the number of shares of Common Stock be issued to the Awardee with the Awardee as the registered owner. The certificate representing such shares shall either be legended to restrict the sale, transfer, assignment, pledge, or other encumbrances during the restricted period or deposited by the Awardee, together with a stock power endorsed in blank, with the Company.

               (c) Dividends and Voting Rights: During the restricted period the Awardee shall have the right to receive dividends from and to vote the shares of Restricted Stock.

               (d) Delivery: The Restricted Stock agreement shall specify the duration of the restricted period and the performance and/or employment conditions under which the Restricted Stock may be forfeited to the Company. At the end of the restricted period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend may be removed or the shares delivered, as the case may be, with respect to such number. The Committee may, in its sole discretion, modify or accelerate the vesting of shares of Restricted Stock.

               (e) Directors' Restricted Stock. Directors may receive, in lieu of some or all of their authorized cash compensation, Restricted Stock awards having a value not greater than the cash foregone, with the Committee's consent (excluding the electing director, if he or she is a member). The awards shall have such terms and conditions as the Committee shall determine in its discretion.

        9. Stock Appreciation Rights. The grant of Stock Appreciation Rights ("SARs") shall be subject to the following rules and conditions:

               (a) Stock  Appreciation Right Grants:  Stock Appreciation  Rights
are rights to receive a payment in cash, Common Stock, Restricted Stock, or other Equity-Based Awards as selected by the Committee. These rights, which are determined by the appreciation in Common Stock, shall be evidenced by Stock Appreciation Rights agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. SARs may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). Tandem SARs may be granted either at the time of the grant of the option or at any time thereafter during the term of the option and shall be capable of being exercised only to the extent that the related stock option is capable of being exercised. If held by an Awardee subject to Section 16(b) of the Act, Freestanding SARs shall not be exercisable within the first six months of its grant, or in the case of Tandem SARs, within the first six months of the grant of the related Option.

               (b) SAR Price: The exercise price of a Tandem SAR shall be the option price under the related Option. The exercise price of a Freestanding SAR shall be determined by the Committee. Notwithstanding the foregoing, the Committee may unilaterally limit the appreciation in value of the Common Stock attributable to the SAR at any time prior to its exercise.

               (c) Exercise of SARs: Tandem SARs and Freestanding SARs shall entitle the Awardee to receive a payment equal to the excess of the fair market value of the shares of Common Stock covered by the SARs on the date of exercise over the exercise price of the SARs or such lesser amount as determined by the Committee. Such payment may be in cash, in shares of Common Stock, or Restricted Stock, or any combination, as the Committee shall determine. Upon exercise of Tandem SARs as to some or all of the shares covered by the grant, the related Option shall be cancelled automatically to the extent of the number of shares covered by such exercise. Conversely, if the related Option is exercised as to some or all of the shares covered by the grant, the related Tandem SARs, if any, shall be cancelled automatically to the extent of the number of shares covered by the Option exercise. To the extent an SAR (or the related Option) has not been exercised on its expiration, it will be exercised automatically and paid in the form determined by the Committee.

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

               (d) Terms of SARs: SARs shall be subject to the terms and other conditions imposed by Rule 16(b)-3 of the Act, if the SARs are granted to an Awardee who is subject to Section 16(b) of the Act. SARs shall also be subject to such other terms and conditions not inconsistent with the Plan as shall be determined by the Committee.

        10. Equity-Based Awards. The grant of Equity-Based Awards shall be upon the following rules and regulations:

               (a) Equity-Based Awards: The Committee may grant awards which are valued, in whole or in part, by reference to or otherwise based on the Common Stock. All grants shall be evidenced by written agreements which conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

               (b) In Conjunction With Other Awards: Any Equity Based Award may be granted alone, in addition to, or in tandem with Restricted Stock, Options, SARs, or other Equity-Based Awards as the Committee may determine.

        11. Adjustments Upon Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or a sale by the Company of all or part of its assets, or any distribution to shareholders other than a normal cash dividend, the Board of Directors shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment, however, and the Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall be paid in cash to the Awardee.

        12. Effective Date; Termination and Amendment. The Plan shall become effective on April 18, 1997, subject to shareholder approval. The Plan shall remain in full force and effect until terminated by the Board of Directors, who shall have the power to amend, suspend or terminate the Plan at any time.

        13. Forfeiture. Awards may be forfeited if the Awardee terminates his or her employment or contractual relationship with the Company or an Affiliate for any reason other than death or retirement, except that the Committee shall have the authority to provide for the Award's continuation in whole or in part whenever it shall determine that such continuation is in the best interests of the Company. Awards may furthermore be forfeited by an Awardee if the Committee determines that the Awardee has at any time engaged in any activity harmful to the interest of or in competition with the Company or Affiliates or accepts employment with a competitor.

        14. Transferability. Unless otherwise restricted in the Award agreement, an Awardee may assign or transfer an Award to any relative or spouse, or any relative of such spouse, provided such relative is no further removed than the fourth degree; to any trust or estate in which the Awardee, relative, spouse, or combination thereof have a beneficial interest of 10% or more; to any corporation or other organization in which the Awardee, relative, spouse, or combination thereof have a beneficial interest of 10% or more; or to any other person or entity if the Committee permits.

        15. Beneficiary Upon Awardee's Death. An Awardee's Award shall be transferable at his or her death to the beneficiary designated by the Awardee on forms prescribed by and filed with the Committee. Upon the death of an Awardee, such beneficiary shall succeed to the rights of the Awardee. If no such designation of a beneficiary has been made, the Awardee's Awards shall succeed to his or her legal representative and shall be transferable by will or pursuant to the laws of descent and distribution.

        16. Incorporation of Existing Plans. The Company's existing equity-based compensation plans -- the 1994 and 1995 Stock Option Plans, and all existing stock option agreements -- shall be incorporated into this Plan and made a part of it and be considered subject and entitled to all of its obligations and privileges, as if such plans had been originally adopted and made under this Plan. Approval by the Company's shareholders of this Plan shall presume their approval of all incorporated plans.

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

        17.  General Provisions.

               (a) Nothing contained in the Plan, or in any Award granted pursuant to the Plan, shall confer upon any Employee any right of continued employment by the Company or Affiliate, nor alter the right of the Company or Affiliate to terminate the Employee's employment at any time with or without cause.

               (b) For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.

               (c) Nothing in this Plan, or in any Award granted pursuant to this Plan, shall confer upon any non-Employee Agent any right of continued relationship with the Company or Affiliate, or alter the relationship between them, including any right of the Company or Affiliate to terminate its relationship with the non-Employee Agent.

               (d) Appropriate provision may be made for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock in respect of any Federal, state, or local withholding taxes whether domestic or foreign. In the case of the payment of Awards in the form of Common Stock, the Company shall have the right to retain the number of shares of Common Stock whose fair market value equals the amount to be withheld.

               (e) If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

               (f) Without amending the Plan, awards may be granted to Agents who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

               (g) To the extent that Federal laws (such as the Securities Exchange Act of 1934, the Internal Revenue Code of 1986, or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Oklahoma and construed accordingly.

               (h) The Committee may amend or substitute any outstanding Awards to the extent it deems appropriate. Such amendment or substitution may be unilateral by the Company, provided that Award substitutions shall be for comparable value.

               (i) The Committee may defer or permit an Awardee to defer the receipt of consideration under an Award pursuant to such rules as the Committee may promulgate or as provided in an Award agreement. The Committee may provide in Award agreements for the receipt of interest, dividends, or other consideration which would have been received on the Common Stock underlying or tied to the Award.

               (j) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

               (l)(a) The restrictions and limitations applicable to any Director Options, Options, Restricted Stock, and other Equity-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested;

               (l)(b) Any SARs outstanding for at least six months and any Director Options and Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

               (l)(c) The value of all outstanding Director Options, Options, SARs, Restricted Stock, and other Equity-Based Awards, in each case to the extent vested, shall unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis determined by the Committee as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

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               (2)  Definition:  "Change  in  Control"  shall  mean a change  in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if (A)
any   individual,   partnership,   firm,   corporation,    association,   trust,
unincorporated organization, or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the company's then outstanding securities entitled to vote in the election of directors of the Company; or (B) during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. A change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board of Directors has approved such change in control prior to either (i) the occurrence of any of the events described in the foregoing clauses (A) and (B), or (ii) the commencement by any person other than the Company of a tender offer for the Common Stock.

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